Exhibit 99.1

Letter of Transmittal

To Tender for Exchange
11.75% Senior Secured Notes Due 2015
of
MERGE HEALTHCARE INCORPORATED
Pursuant to the Prospectus Dated          , 2010

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., EASTERN STANDARD TIME, ON           , 2010, UNLESS EXTENDED (SUCH TIME AND DATE, AS THE SAME MAY BE EXTENDED FROM TIME TO TIME, THE “EXPIRATION DATE”). TENDERS MAY BE WITHDRAWN AT ANY TIME PRIOR THE EXPIRATION DATE.

The Exchange Agent for the Exchange Offer is:

The Bank of New York Mellon

By Registered and Certified Mail:

The Bank of New York Mellon
Corporate Trust Operations
Reorganization Unit
101 Barclay Street — 7 East
New York, NY 10286
Attn: Carolle Montreuil

By Regular Mail or Overnight Courier:

The Bank of New York Mellon
Corporate Trust Operations
Reorganization Unit
101 Barclay Street — 7 East
New York, NY 10286
Attn: Carolle Montreuil

In Person by Hand Only:

The Bank of New York Mellon
Corporate Trust Operations
Reorganization Unit
101 Barclay Street — 7 East
New York, NY 10286
Attn: Carolle Montreuil

By Facsimile (eligible institutions only): (212) 298-1915

For Information or Confirmation by Telephone: (212) 815-5920

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

The undersigned acknowledges receipt of the Prospectus dated          , 2010 (the “Prospectus”), of Merge Healthcare Incorporated, a Delaware corporation (the “Company”), and this Letter of Transmittal (the “Letter of Transmittal”), which together with the Prospectus constitutes the Company’s offer (the “Exchange Offer”) to exchange $2,000 principal amount of its 11.75% Senior Secured Notes Due 2015 (the “New Notes”) for each $2,000 principal amount of its outstanding 11.75% Senior Secured Notes Due 2015 (the “Old Notes”), and integral multiples of $1,000 in excess thereof. Recipients of the Prospectus should read the requirements described in such Prospectus with respect to eligibility to participate in the Exchange Offer. Capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

The undersigned hereby tenders the Old Notes described in the box entitled “Description of Old Notes” below pursuant to the terms and conditions described in the Prospectus and this Letter of Transmittal. The undersigned is the registered holder of all the Old Notes (the “Holder”) and the undersigned represents that it has received from each beneficial owner of Old Notes (the “Beneficial Owners”) a duly completed and executed form of “Instruction to Registered Holder from Beneficial Owner” accompanying this Letter of Transmittal, instructing the undersigned to take the action described in this Letter of Transmittal.

PLEASE READ CAREFULLY THIS ENTIRE LETTER OF TRANSMITTAL AND COMPLETE ALL BOXES BELOW.

This Letter of Transmittal is to be used by a Holder (i) if certificates representing Old Notes are to be forwarded herewith and (ii) if a tender is made pursuant to the guaranteed delivery procedures in the section of the Prospectus entitled “The Exchange Offer — Guaranteed Delivery Procedures.”

Holders that are tendering by book-entry transfer to the Exchange Agent’s account at DTC can execute the tender through ATOP for which the Exchange Offer will be eligible. DTC participants that are accepting the Exchange Offer must transmit their acceptance to DTC which will verify the acceptance and execute a book-entry delivery to the Exchange Agent’s account at DTC. DTC will then send an agent’s message forming part of a book-entry transfer in which the participant agrees to be bound by the terms of the Letter of Transmittal (an “Agent’s Message”) to the Exchange Agent for its acceptance. Transmission of the Agent’s Message by DTC will satisfy the terms of the Exchange Offer as to execution and delivery of a Letter of Transmittal by the participant identified in the Agent’s Message.

Any Beneficial Owner whose Old Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender should contact such Holder promptly and instruct such Holder to tender on behalf of the Beneficial Owner. If such Beneficial Owner wishes to tender on its own behalf, such Beneficial Owner must, prior to completing and executing this Letter of Transmittal and delivering its Old Notes, either make appropriate arrangements to register ownership of the Old Notes in such Beneficial Owner’s name or obtain a properly completed bond power from the Holder. The transfer of record ownership may take considerable time.

In order to properly complete this Letter of Transmittal, a Holder must (i) complete the box entitled “Description of Old Notes,” (ii) if appropriate, check and complete the boxes relating to book-entry transfer, guaranteed delivery, Special Issuance Instructions and Special Delivery Instructions, (iii) sign the Letter of Transmittal by completing the box entitled “Sign Here To Tender Your Old Notes” and (iv) complete the Substitute Form W-9. Each Holder should carefully read the detailed instructions below prior to completing this Letter of Transmittal.

Holders of Old Notes who desire to tender their Old Notes for exchange and (i) whose Old Notes are not immediately available or (ii) who cannot deliver their Old Notes, this Letter of Transmittal and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date, must tender the Old Notes pursuant to the guaranteed delivery procedures set forth in the section of the Prospectus entitled “The Exchange Offer — Guaranteed Delivery Procedures.” See Instruction 2.

Holders of Old Notes who wish to tender their Old Notes for exchange must complete columns (1) through (3) in the box below entitled “Description of Old Notes,” and sign the box below entitled “Sign Here To Tender Your Old Notes.” If only those columns are completed, such Holder will have tendered for exchange all Old Notes listed in column (3) below. If the Holder wishes to tender for exchange less than all of such Old Notes, column (4) must be completed in full. In such case, such Holder should refer to Instruction 5.

The Exchange Offer may be extended, terminated or amended, as provided in the Prospectus. During any such extension of the Exchange Offer, all Old Notes previously tendered and not withdrawn pursuant to the Exchange Offer will remain subject to such Exchange Offer.

The undersigned hereby tenders for exchange the Old Notes described in the box entitled “Description of Old Notes” below pursuant to the terms and conditions described in the Prospectus and this Letter of Transmittal.

DESCRIPTION OF ORIGINAL NOTES
	(2)	(3)	(4)
(1)	Certificate	Aggregate Principal	Principal Amount of
Name(s) and Address(es) of	Number(s)	Amount of Original	Original Notes
Registered Holder(s)	(Attach signed list,	Notes Represented by	Tendered
(Please fill in, if blank)	if necessary)	Certificate(s)*	(if less than all)**

Total Principal Amount of Original Notes Tendered:

 * Unless indicated in this column, any tendering Holder will be deemed to have tendered the entire aggregate principal amount represented by the Old Notes indicated in the column labeled “Aggregate Principal Amount Represented by Certificate(s).” See Instruction 5.

** The minimum permitted tender is $2,000 in principal amount of Old Notes. All other tenders must be in integral multiples of $1,000.

☐  CHECK HERE IF CERTIFICATES FOR TENDERED ORIGINAL NOTES ARE ENCLOSED HEREWITH.

☐	CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY ENCLOSED HEREWITH AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name(s) of Holder(s) of Original Notes:

Window Ticket Number(s) (if any):

Date of Execution of the Notice of Guaranteed Delivery:

Name of Institution which Guaranteed Delivery:

Only Holders are entitled to tender their Old Notes for exchange in the Exchange Offer. Any financial institution that is a participant in DTC’s system and whose name appears on a security position listing as the record owner of the Old Notes and who wishes to make book-entry delivery of Old Notes as described above must complete and execute a participant’s letter (which will be distributed to participants by DTC) instructing DTC’s nominee to tender such Old Notes for exchange. Persons who are Beneficial Owners of Old Notes but are not Holders and who seek to tender Old Notes should (i) contact the Holder and instruct such Holder to tender on its behalf, (ii) obtain and include with this Letter of Transmittal, Old Notes properly endorsed for transfer by the Holder or accompanied by a properly completed bond power from the Holder, with signatures on the endorsement or bond power guaranteed by a firm that is an eligible guarantor institution within the meaning of Rule 17Ad-15 under the Exchange Act, including a firm that is a member of a registered national securities exchange, a member of the Financial Industry Regulatory Authority, Inc., a commercial bank or trading company having an office in the United States or certain other eligible guarantors (each, an “Eligible Institution”), or (iii) effect a record transfer of such Old Notes from the Holder to such Beneficial Owner and comply with the requirements applicable to Holders for tendering Old Notes prior to the Expiration Date. See the section of the Prospectus entitled “The Exchange Offer — Procedures for Tendering.”

SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ THE ACCOMPANYING
INSTRUCTIONS CAREFULLY.

SPECIAL ISSUANCE INSTRUCTIONS
(See Instructions 1, 6, 7, 8 and 9)

  To be completed ONLY (i) if the New Notes issued in exchange for the Old Notes, certificates for Old Notes in a principal amount not exchanged for New Notes, or Old Notes (if any) not tendered for exchange, are to be issued in the name of someone other than the undersigned or (ii) if Old Notes tendered by book-entry transfer which are not exchanged are to be returned by credit to an account maintained at DTC.

Issue to:

Name:

Address:

Credit Old Notes not exchanged and delivered by book-entry transfer to DTC account set forth below:

(Account Number)

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 1, 6, 7, 8 and 9)

  To be completed ONLY (i) if the New Notes issued in exchange for Old Notes, certificates for Old Notes in a principal amount not exchanged for New Notes, or Old Notes (if any) not tendered for exchange, are to be mailed or delivered (i) to someone other than the undersigned or (ii) to the undersigned at an address other than the address shown below the undersigned’s signature.

Mail or deliver to:

Name:
(Please Type or Print)

Address:

(Include Zip Code)

(Taxpayer Identification or
Social Security No.)

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company for exchange the Old Notes indicated above. Subject to, and effective upon, acceptance for exchange of the Old Notes tendered for exchange herewith, the undersigned will have irrevocably sold, assigned, transferred and exchanged, to the Company, all right, title and interest in, to and under all of the Old Notes tendered for exchange hereby, and hereby will have appointed the Exchange Agent as the true and lawful agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as agent of the Company) of such Holder with respect to such Old Notes, with full power of substitution to (i) deliver certificates representing such Old Notes, or transfer ownership of such Old Notes on the account books maintained by DTC (together, in any such case, with all accompanying evidences of transfer and authenticity), to the Company, (ii) present and deliver such Old Notes for transfer on the books of the Company and (iii) receive all benefits and otherwise exercise all rights and incidents of beneficial ownership with respect to such Old Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

The undersigned hereby represents and warrants that it has full power and authority to tender, exchange, assign and transfer the Old Notes; and that when such Old Notes are accepted for exchange by the Company, the Company will acquire good and marketable title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. The undersigned further warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of the Old Notes tendered for exchange hereby. The undersigned further agrees that acceptance of any and all validly tendered Old Notes by the Company and the issuance of New Notes in exchange therefor shall constitute performance in full by the Company of its obligations under the Registration Rights Agreement.

By tendering, the undersigned hereby further represents to the Company that (i) the New Notes to be acquired by the undersigned in exchange for the Old Notes tendered hereby and any Beneficial Owner(s) of such Old Notes in connection with the Exchange Offer will be acquired by the undersigned and such Beneficial Owner(s) in the ordinary course of their respective businesses, (ii) the undersigned is not engaged in, and does not intend to engage in, a distribution of the New Notes, (iii) the undersigned does not have an arrangement or understanding with any person to engage in the distribution of the New Notes in violation of the provisions of the Securities Act, (iv) the undersigned and each Beneficial Owner acknowledge and agree that any person who is a broker-dealer registered under the Exchange Act or is participating in the Exchange Offer for the purpose of distributing the New Notes must comply with the registration and prospectus delivery requirements of Section 10 of the Securities Act in connection with a secondary resale transaction of the New Notes acquired by such person and cannot rely on the position of the staff of the Commission set forth in certain no-action letters, (v) the undersigned and each Beneficial Owner understand that a secondary resale transaction described in clause (iv) above and any resales of New Notes obtained by the undersigned in exchange for the Old Notes acquired by the undersigned directly from the Company should be covered by an effective registration statement containing the selling securityholder information required by Item 507 or Item 508, as applicable, of Regulation S-K of the Commission and (vi) neither the undersigned nor any Beneficial Owner is an “affiliate,” as defined under Rule 405 under the Securities Act, of the Company or any guarantor of the New Notes.

If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of Section 10 of the Securities Act in connection with any resale of such New Notes; however, by so acknowledging and by delivering such prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act. A broker-dealer may not participate in the Exchange Offer with respect to the Old Notes acquired other than as a result of market-making activities or other trading activities.

For purposes of the Exchange Offer, the Company will be deemed to have accepted for exchange, and to have exchanged, validly tendered Old Notes, if, as and when the Company gives oral or written notice thereof to the Exchange Agent. Tenders of Old Notes for exchange may be withdrawn at any time prior to 5:00 p.m., eastern Standard Time, on the Expiration Date. See “The Exchange Offer — Withdrawal Rights” in the Prospectus. Any Old Notes tendered by the undersigned and not accepted for exchange will be returned to the undersigned at the address set forth above unless otherwise indicated in the box above entitled “Special Delivery Instructions” promptly after the Expiration Date.

The undersigned acknowledges that the Company’s acceptance of Old Notes validly tendered for exchange pursuant to any one of the procedures described in the section of the Prospectus entitled “The Exchange Offer” and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

Unless otherwise indicated in the box entitled “Special Issuance Instructions,” please return any Old Notes not tendered for exchange in the name(s) of the undersigned. Similarly, unless otherwise indicated in the box entitled “Special Delivery Instructions,” please mail any certificates for Old Notes not tendered or exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned’s signature(s). In the event that both “Special Issuance Instructions” and “Special Delivery Instructions” are completed, please issue the certificates representing the New Notes issued in exchange for the Old Notes accepted for exchange in the name(s) of, and return any Old Notes not tendered for exchange or not exchanged to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation pursuant to the “Special Issuance Instructions” and “Special Delivery Instructions” to transfer any Old Notes from the name of the Holder(s) thereof if the Company does not accept for exchange any of the Old Notes so tendered for exchange or if such transfer would not be in compliance with any transfer restrictions applicable to such Private Note(s).

In order to validly tender Old Notes for exchange, Holders must complete, execute and deliver this Letter of Transmittal.

Except as stated in the Prospectus, all authority herein conferred or agreed to be conferred shall survive the death, incapacity or dissolution of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as otherwise stated in the Prospectus, this tender for exchange of Old Notes is irrevocable.

SIGN HERE TO TENDER YOUR OLD NOTES
(To Be Completed By All Tendering Holders)
(Complete accompanying Substitute Form W-9 also)

x:	, 2010

x:	, 2010
(Signature(s) of Owner(s))	(Date)

Area Code and Telephone Number:

Must be signed by the Holder(s) exactly as name(s) appear(s) on certificate(s) representing the Old Notes or on a security position listing or by person(s) authorized to become registered Private Note holder(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please provide the following information. (See Instruction 6.)

Name(s):
(Please Type or Print)

Title:

Capacity:

Address:
(Including Zip Code)

SIGNATURE GUARANTEE
(Signatures must be guaranteed if required by Instruction 1)

Signature Guaranteed by an Eligible Institution:
(Authorized Signature)

(Title)

(Name and Firm)
Dated:          , 2010

INSTRUCTIONS
Forming Part of the Terms and Conditions of the Exchange Offer

1. Guarantee of Signatures.  Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by an institution which is (1) a member of a registered national securities exchange or of the Financial Industry Regulatory Authority, Inc., (2) a commercial bank or trust company having an office or correspondent in the United States, or (3) an Eligible Institution that is a member of one of the following recognized Signature Guarantee Programs:

(a) The Securities Transfer Agents Medallion Program (STAMP);

(b) The New York Stock Exchange Medallion Signature Program (MSP); or

(c) The Stock Exchange Medallion Program (SEMP).

Signatures on this Letter of Transmittal need not be guaranteed (i) if this Letter of Transmittal is signed by the Holder(s) of the Old Notes tendered herewith and such Holder(s) have not completed the box entitled “Special Issuance Instructions” or the box entitled “Special Delivery Instructions” on this Letter of Transmittal or (ii) if such Old Notes are tendered for the account of an Eligible Institution. In all other cases, all signatures must be guaranteed by an Eligible Institution.

2. Delivery of this Letter of Transmittal and Old Notes; Guaranteed Delivery Procedures.  This Letter of Transmittal is to be completed by Holders if certificates representing Old Notes are to be forwarded herewith. All physically delivered Old Notes, as well as a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) and any other required documents, must be received by the Exchange Agent at its address set forth herein prior to the Expiration Date or the tendering holder must comply with the guaranteed delivery procedures set forth below. Delivery of the documents to DTC does not constitute delivery to the Exchange Agent.

The method of delivery of Old Notes, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the Holder. Except as otherwise provided below, the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. Instead of delivery by mail, it is recommended that Holders use an overnight or hand delivery service, properly insured. In all cases, sufficient time should be allowed to assure delivery to the Exchange Agent before the Expiration Date. Neither this Letter of Transmittal nor any Old Notes should be sent to the Company. Holders may request their respective brokers, dealers, commercial banks, trust companies or nominees to effect the above transactions for such Holders.

Holders of Old Notes who elect to tender Old Notes and (i) whose Old Notes are not immediately available or (ii) who cannot deliver the Old Notes, this Letter of Transmittal or other required documents to the Exchange Agent prior the Expiration Date must tender their Old Notes according to the guaranteed delivery procedures set forth in the Prospectus. Holders may have such tender effected if:

(a) such tender is made through an Eligible Institution;

(b) prior to 5:00 p.m., Eastern Standard Time, on the Expiration Date, the Exchange Agent has received from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery, setting forth the name and address of the Holder, the certificate number(s) of such Old Notes and the principal amount of Old Notes tendered for exchange, stating that tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the Expiration Date, this Letter of Transmittal (or facsimile thereof), together with the certificate(s) representing such Old Notes (or a Book-Entry Confirmation), in proper form for transfer, and any other documents required by this Letter of Transmittal, will be deposited by such Eligible Institution with the Exchange Agent; and

(c) a properly executed Letter of Transmittal (or facsimile thereof), as well as the certificate(s) for all tendered Old Notes in proper form for transfer or a Book-Entry Confirmation, together with any other documents required by this Letter of Transmittal, are received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date.

No alternative, conditional or contingent tenders will be accepted. All tendering Holders, by execution of this Letter of Transmittal (or facsimile thereof), waive any right to receive notice of the acceptance of their Old Notes for exchange.

3. Inadequate Space.  If the space provided in the box entitled “Description of Old Notes” above is inadequate, the certificate numbers and principal amounts of the Old Notes being tendered should be listed on a separate signed schedule affixed hereto.

4. Withdrawals.  A tender of Old Notes may be withdrawn at any time prior to the Expiration Date by delivery of written notice of withdrawal (or facsimile thereof) to the Exchange Agent at the address set forth on the cover of this Letter of Transmittal. To be effective, a notice of withdrawal of Old Notes must (i) specify the name of the person who tendered the Old Notes to be withdrawn (the “Depositor”), (ii) identify the Old Notes to be withdrawn (including the certificate number(s) and aggregate principal amount of such Old Notes), and (iii) be signed by the Holder in the same manner as the original signature on the Letter of Transmittal by which such Old Notes were tendered (including any required signature guarantees). All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company in its sole discretion, whose determination shall be final and binding on all parties. Any Old Notes so withdrawn will thereafter be deemed not validly tendered for purposes of the Exchange Offer and no New Notes will be issued with respect thereto unless the Old Notes so withdrawn are validly retendered. Properly withdrawn Old Notes may be retendered by following one of the procedures described in the section of the Prospectus entitled “The Exchange Offer — Procedures for Tendering” at any time prior to the Expiration Date.

5. Partial Tenders.  Tenders of Old Notes will be accepted only in multiples of $2,000 principal amount and integral multiples of $1,000 in excess of $2,000. If a tender for exchange is to be made with respect to less than the entire principal amount of any Old Notes, fill in the principal amount of Old Notes which are tendered for exchange in column (4) of the box entitled “Description of Old Notes,” as more fully described in the footnotes thereto. In the case of a partial tender for exchange, a new certificate, in fully registered form, for the remainder of the principal amount of the Old Notes, will be sent to the Holders unless otherwise indicated in the appropriate box on this Letter of Transmittal promptly after the expiration or termination of the Exchange Offer.

6. Signatures on this Letter of Transmittal, Powers of Attorney and Endorsements.

(a) The signature(s) of the Holder on this Letter of Transmittal must correspond with the name(s) as written on the face of the Old Notes without alteration, enlargement or any change whatsoever.

(b) If tendered Old Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

(c) If any tendered Old Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and any necessary or required documents as there are different registrations or certificates.

(d) When this Letter of Transmittal is signed by the Holder listed and transmitted hereby, no endorsements of Old Notes or bond powers are required. If, however, Old Notes not tendered or not accepted, are to be issued or returned in the name of a person other than the Holder, then the Old Notes transmitted hereby must be endorsed or accompanied by a properly completed bond power, in a form satisfactory to the Company, in either case signed exactly as the name(s) of the Holder(s) appear(s) on the Old Notes. Signatures on such Old Notes or bond powers must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

(e) If this Letter of Transmittal or Old Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and unless waived by the Company, evidence satisfactory to the Company of their authority to so act must be submitted with this Letter of Transmittal.

(f) If this Letter of Transmittal is signed by a person other than the Holder listed, the Old Notes must be endorsed or accompanied by a properly completed bond power, in either case signed by such Holder exactly as the name(s) of the Holder appear(s) on the certificates. Signatures on such Old Notes or bond powers must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

7. Backup Withholding; Substitute Form W-9.  Under United States federal income tax law, a Holder whose tendered Old Notes are accepted for exchange may be subject to backup withholding (currently at a 28% rate) on payments that may be made by the Company on account of New Notes issued pursuant to the Exchange Offer. To prevent backup withholding, each Holder of tendered Old Notes must provide to the Exchange Agent such Holder’s correct taxpayer identification number (“TIN”) by completing the Substitute Form W-9 below, certifying that the Holder is a United States citizen or other United States person, that the TIN provided is correct (or that the Holder is awaiting a TIN), and that (i) the Holder is exempt from backup withholding, (ii) the Holder has not been notified by the Internal Revenue Service (the “IRS”) that the Holder is subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the IRS has notified the Holder that the Holder is no longer subject to backup withholding. A U.S. person is (i) an individual who is a U.S. citizen or U.S. resident alien, (ii) a partnership, corporation, company or association created or organized in the United States or under the laws of the United States, (iii) an estate (other than a foreign estate) or (iv) a domestic trust (as defined in Treasury Regulations Section 301.7701-7). If the Exchange Agent is not provided with the correct TIN, the tendering Holder may be subject to penalties imposed by the IRS. In addition, the Holder may be subject to backup withholding on all reportable payments made on account of the New Notes after the exchange.

If the Holder is an individual, the TIN is generally his or her social security number. If the Holder is a nonresident alien or a foreign entity not subject to backup withholding, the Holder must provide to the Exchange Agent the appropriate completed Form W-8 rather than a Substitute Form W-9. These forms may be obtained from the Exchange Agent. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the “W-9 Guidelines”) for additional instructions. If the Old Notes are in more than one name or are not in the name of the actual owner, the tendering holder should consult the W-9 Guidelines for information regarding which TIN to report. Certain Holders (including, among others, corporations) may not be subject to these backup withholding requirements. Please consult the W-9 Guidelines for more information. Such exempt Holders must nevertheless enter their name, address, status and TIN, check the “Exempt Payee” box in Part 3 of the Substitute Form W-9, and sign, date and return the Substitute Form W-9 to the Exchange Agent.

If the Holder whose Old Notes are tendered does not have a TIN or does not know its TIN, the Holder should check the box in Part 2 of the Substitute Form W-9, write “Applied For” in lieu of its TIN in Part 1, sign and date the form and provide it to the Exchange Agent. In addition, such Holder also must sign and date the Certificate of Awaiting Taxpayer Identification Number. A Holder that does not have a TIN should consult the W-9 Guidelines for instructions on applying for a TIN. Note: Checking the box in Part 2 of the Substitute Form W-9 and writing “Applied For” in Part 1 means that the Holder has already applied for a TIN or that the Holder intends to apply for one in the near future. If a Holder checks the box in Part 2 and writes “Applied For” in Part 1, backup withholding at the applicable rate will nevertheless apply to all reportable payments made to such Holder. If such a Holder furnishes its properly certified TIN to the Exchange Agent within 60 days of the Exchange Agent’s receipt of the Substitute Form W-9, however, any amounts so withheld shall be refunded to such Holder. If, however, the Holder has not provided the Exchange Agent with its TIN within such 60-day period, such previously retained amounts will be remitted to the IRS as backup withholding.

Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in overpayment of taxes, a refund may be obtained from the IRS, provided the required information is timely furnished to the IRS.

8. Transfer Taxes.  Holders whose Old Notes are tendered for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, the New Notes are delivered to, or are to be issued in the name of, any person other than the Holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Old Notes in connection with the Exchange Offer, the amount of any such transfer taxes (whether imposed on the Holder or any other persons) will be payable by the Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such Holder.

9. Special Issuance and Delivery Instructions.  If the New Notes are to be issued, or if any Old Notes not tendered for exchange are to be issued or sent to someone other than the Holder or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Holders of Old Notes tendering Old Notes by book-entry transfer may request that Old Notes not accepted be credited to such account maintained at DTC as such Holder may designate.

10. Irregularities.  All questions as to the validity, form, eligibility (including time of receipt), compliance with conditions, acceptance and withdrawal of tendered Old Notes will be determined by the Company in its sole discretion, which determination shall be final and binding. The Company reserves the absolute right to reject any and all Old Notes not properly tendered or any Old Notes the Company’s acceptance of which would, in the opinion of counsel for the

Company, be unlawful. The Company also reserves the right to waive any defects, irregularities or conditions of tender as to particular Old Notes. The Company’s interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within such time as the Company shall determine. Although the Company intends to notify Holders of defects or irregularities with respect to tenders of Old Notes, neither the Company, the Exchange Agent nor any other person shall incur any liability for failure to give such notification. Tenders of Old Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Old Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holders, unless otherwise provided in this Letter of Transmittal, promptly following the Expiration Date.

11. Waiver of Conditions.  The Company reserves the absolute right to waive, amend or modify certain of the specified conditions as described under “The Exchange Offer — Conditions to the Exchange Offer” in the Prospectus in the case of any Old Notes tendered (except as otherwise provided in the Prospectus).

12. Mutilated, Lost, Stolen or Destroyed Old Notes.  Any tendering Holder whose Old Notes have been mutilated, lost, stolen or destroyed, should contact the Exchange Agent at the address indicated herein for further instructions.

13. Requests for Information or Additional Copies.  Requests for information or for additional copies of the Prospectus and this Letter of Transmittal may be directed to the Exchange Agent at the address or telephone number set forth on the cover of this Letter of Transmittal.

IMPORTANT: This Letter of Transmittal (or a facsimile thereof) together with certificates, or confirmation of book-entry or the Notice of Guaranteed Delivery, and all other required documents must be received by the Exchange Agent prior the Expiration Date.

TO BE COMPLETED BY ALL TENDERING HOLDERS
(See Instruction 5)

SUBSTITUTE FORM W-9	Part 1 — PLEASE PROVIDE YOUR TIN IN THE BOX AT THE RIGHT AND CERTIFY BY SIGNING AND DATING BELOW	TIN: Social Security Number OR Employee Identification Number

Department of the Treasury Internal Revenue Service	Part 2 — TIN applied for ☐ CERTIFICATION-UNDER PENALTIES OF PERJURY, I CERTIFY THAT:

Payor’s Request for Taxpayer Identification Number (“TIN”) and Certification	(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me).

(2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3) I am a U.S. person (including a U.S. resident alien).

Signature Date

You must cross out item (2) of the above certification if you have been notified by the IRS that you are subject to backup withholding because of under reporting of interest or dividends on your tax returns and you have not been notified by the IRS that you are no longer subject to backup withholding.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
THE BOX IN PART 2 OF SUBSTITUTE FORM W-9

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number at the time of payment, 28% of all reportable payments made to me thereafter will be withheld until I provide a number.

Signature:   Date:

Name (Please Print)

GUIDELINES FOR CERTIFICATION OF
TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number for the Payee (You) to Give the Payer — Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All “Section” references are to the Internal Revenue Code of 1986, as amended. “IRS” is the Internal Revenue Service.

Give the name
and social security
For this type of account:		number of—
1	Individual	The individual

2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)

4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee(1)

	b. So-called trust account that is not a legal or valid trust under state law	The actual owner(1)
5.	Sole proprietorship or single-owner LLC	The owner(3)

6.	Sole proprietorship or single-member LLC	The owner(3)

Give the name and
employer identification
For this type of account:		number of—
7.	A valid trust, estate, or pension trust	The legal entity(4)
8.	Corporation or LLC electing corporate status on Form 8832	The corporation or LLC

9.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
10.	Partnership or multi-member LLC	The partnership
11.	A broker or registered nominee	The broker or nominee
12.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a Social Security number, that person’s number must be furnished.

(2)	Circle the minor’s name and furnish the minor’s Social Security number.

(3)	You must show your individual name, but you may also enter your business or “doing business as” name. You may use either your Social Security number or your employer identification number (if you have one).

(4)	List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE:	If no name is circled when there is more than one name listed, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF
TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number

If you do not have a taxpayer identification number, apply for one immediately. To apply for a Social Security number, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office. Get Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for a taxpayer identification number, or Form SS-4, Application for Employer Identification Number, to apply for an employer identification number. You can get Forms W-7 and SS-4 from the IRS by calling 1 (800) TAX-FORM, or from the IRS Web Site at www.irs.gov.

Payees Exempt From Backup Withholding

Payees specifically exempted from backup withholding include:

1.	An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7) if the account satisfies the requirements of Section 401(f)(2).

2.	The United States or any of its agencies or instrumentalities.

3.	A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.

4.	A foreign government or any of its political subdivisions, agencies or instrumentalities.

5.	An international organization or any of its agencies or instrumentalities.

Payees that may be exempt from backup withholding include:

1.	A corporation.

2.	A foreign central bank of issue.

3.	A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

4.	A futures commission merchant registered with the Commodity Futures Trading Commission.

5.	A real estate investment trust.

6.	An entity registered at all times during the tax year under the Investment Company Act of 1940.

7.	A common trust fund operated by a bank under Section 584(a).

8.	A financial institution.

9.	A middleman known in the investment community as a nominee or custodian.

10.	A trust exempt from tax under Section 664 or described in Section 4947.

Payments of interest not generally subject to backup with holding include the following:

1.	Payments of interest on obligations issued by individuals. NOTE: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer’s trade or business and you have not provided your correct taxpayer identification number to the payer.

2.	Payments otherwise subject to U.S. Federal income tax withholding.

Exempt payees described above should file a Form W-9 to avoid possible erroneous backup withholding. File this Form with the payer, furnish your taxpayer identification number, write “Exempt” on the face of the form, sign and date the form and return it to the payer. If you are a nonresident alien or a foreign entity not subject to backup withholding, file with the payer a completed IRS Form W-8BEN (Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding and instructions) or, if applicable, Form W-8ECI (Certificate of Foreign Person’s Claim for Exemption from Withholding on Income Effectively Connected With the Conduct of a Trade or Business in the United States).

Privacy Act Notice.  Section 6109 requires you to provide your correct taxpayer identification number to payers who must file information returns with the IRS to report interest, dividends, and certain other income paid to you to the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of your return and may also provide this information to various government agencies for tax enforcement or litigation purposes and to cities, states, and the District of Columbia to carry out their tax laws, and may also disclose this information to other countries under a tax treaty, or to Federal and state agencies to enforce Federal nontax criminal laws and to combat terrorism. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1)	Failure to Furnish Taxpayer Identification Number. If you fail to furnish your correct taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2)	Civil Penalty for False Information with Respect to Withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

(3)	Criminal Penalty for Falsifying Information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

(4)	Misuse of Taxpayer Identification Number. If the requester discloses or uses taxpayer identification numbers in violation of Federal law, the requester may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.